MERRILL LYNCH
DEVELOPING
CAPITAL MARKETS
FUND, INC.




FUND LOGO




Quarterly Report

March 31, 1998


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.


Map Depicting the Fund's Asset Allocation As a Percentage* of
Net Assets as of March 31, 1998

Venezuela           2.9%
Brazil             16.1%
Portugal            1.5%
Hungary             6.4%
Poland              5.8%
Russia              4.6%
Greece              3.8%
Turkey              4.4%
Pakistan            0.0%
India               5.7%
Thailand            1.5%
China               2.1%
Hong Kong           5.4%
South Korea         2.8%
Mexico              8.7%
Argentina           4.1%
Egypt               1.3%
South Africa        7.9%
Zimbabwe            0.2%
Israel              2.5%
Indonesia           2.1%
Malaysia            4.6%
Taiwan              2.0%
Philippines         1.3%

[FN]
*Total may not equal 100%.


Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1998


DEAR SHAREHOLDER


During the three-month period ended March 31, 1998, Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +3.51%, +3.31%, +3.24% and +3.44%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4 and 5 of this report to shareholders.) The unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets Free Index returned +6.19%, and the unmanaged Salomon Brothers Brady Bond Index had a total return of +5.46% during the same three-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Emerging Markets Free Index.) Detrimental to the Fund's performance during the March quarter were its underweighted positions in Malaysia and Taiwan, whose markets appreciated by 30.22% and 8.59%, respectively. Also hurting performance was the Fund's underweighted exposure in South Africa, whose market had a total return of +16.86% during the March quarter. However, the Fund's overweighted positions in both Greece and Poland, which appreciated by 23.00% and 18.65%, respectively, were beneficial to performance.


Investment Review and Activities
During the three-month period ended March 31, 1998, many of the markets which had declined sharply during the December quarter began to rally. Most notable among them were some of the markets in Asia (South Korea, Thailand, Malaysia and the Philippines), Latin America (Brazil) and Africa (South Africa). The Southeast Asian markets, with the exception of Indonesia, had very strong returns as interest rates started to decline and their currencies recovered against the US dollar.

In South Korea, the market appreciated by 59.10% (in dollar terms), responding to several developments which surprised us in their speed and scope. First, newly elected President Kim Dae Jung gave strong indications of support for International Monetary Fund (IMF) reform proposals. Second, representatives of government, employers and labor unions entered a labor reform agreement which permits workforce reduction to aid the restructuring of companies. Third, the giant conglomerates or "chaebols" made gestures pointing to accelerating their corporate restructurings. Investor sentiment improved on the prospects of a credit rating upgrade from Standard & Poor's Corp. and Moody's Investors Service, Inc. and proposals to lift restrictions on foreign bank ownership of South Korean banks.

The Indian stock market advanced 6.29% for the March quarter. A new government stepped in and presented a budget that acknowledges the country's economic problems, which investors viewed as a welcome change. Expectations improved on the prospects for accelerated privatization and increased foreign direct investments.

The equity market in the People's Republic of China declined 1.59% during the March quarter. Investors saw similarities between China and the rest of Southeast Asia and grew concerned about China's loss of export competitiveness against these countries. There were brief rallies on the announcements of a big infrastructure investment program and the central bank's efforts to reform the banking system, including efforts to clean up the sector's non-performing loans.

The Thai market rose 43.39% in US terms during the March quarter. The rally was driven by several factors, including faster-than-expected improvement in the current account; the Bank of Thailand's removal of capital controls, which enhanced liquidity for investors and at the same time sent a strong signal to the market that the central bank is able to handle its current problems; and continued Bank of Thailand efforts in reforming the financial sector according to IMF conditions.

The Indonesian market declined 11.22% in US dollar terms. International investors became increasingly frustrated with President Suharto's refusal to work with the IMF. Social tensions are seen to be mounting there. Also complicating the political outlook are questions concerning Suharto's health and lack of a clear successor. With the rupiah still very weak, many companies will be unable to meet foreign debt obligations and hence the threat of default still looms, despite the IMF package.

The Brazilian market registered a total return of +7.74% for the March quarter in US dollar terms. Among the positive factors influencing the market were: the decline in interest rates since last October; less concern about the current account deficit in Brazil, since the lower level of economic activity projected for 1998 would imply a slowdown in imports; and continuing advances in the privatization process. The combination of positive factors led many economists to upgrade their outlook for gross domestic product growth for 1998 from zero or negative growth to a modest +1.0%. Among the better-performing stocks during the March quarter were those in banking and mining. Our holdings in the banking sector are Banco Bradesco S.A., Banco Itau S.A. and Uniao de Bancos Brasileiros S.A. (Unibanco). All three institutions represent true financial services groups with significant market shares in insurance and asset management. In mining, the Fund has an investment in Companhia Vale do Rio Doce S.A. (CVRD), a conglomerate with holdings in the natural resources and transportation sectors. Its iron ore mining facilities are among the largest in the world. In addition, the company has holdings in bauxite mining, pulp, aluminum and steel production, and railways.

The Mexican market, which for most of 1997 was the best performer among developing markets, declined 6.37% in US dollar terms during the March quarter. Investors felt that the Mexican recovery picture was unraveling because of sharp global oil price declines (declines which prompted the Mexican government itself to revise its budget) and surprisingly stagnant economic growth in the fourth quarter of 1997. Although on the trade front Mexico's main problem has been oil, investors have also taken note of import acceleration and the rising monthly trade deficits. However, the overall general outlook for Mexico remains fairly positive, with interest rates and inflation continuing to trend downward and the outlook for certain sectors, such as banking, continuing to improve. In Venezuela, which depreciated 9.31% in US dollar terms for the March quarter, the decline in commodity prices, specifically petroleum, played a major role. Investors in Venezuela were also concerned that economic reforms had stalled.

Our view that there were stock bargains to be found in emerging Europe was shared by other investors as macroeconomic and policy developments triggered rallies in the region. In Poland, the market rose 18.65% during the March quarter on the anticipation of interest rate declines toward the end of the year and improving fiscal performance. The Hungarian stock market was buoyed by a strong domestic economy and rose 12.16% for the March quarter. The Greek government announced plans to enter the European Monetary Union on January 1, 2001 and simultaneously devalued the drachma. A set of policy goals in preparation for European Monetary Union entry were announced, including privatization, labor market reform and social security reform, which have been deemed as credible and timely. This helped drive the market's rally of 23% in US dollar terms during the March quarter.

In South Africa, the outlook is for somewhat improved, though still modest, economic growth, stable inflation and a decline in interest rates. Also, because the expected severe drought caused by El Nino never materialized, no severe pressure was put on food prices, as investors had originally feared. There may also be scope for further liberalization of exchange rate policy, which should build investor confidence in the rand. One of the Fund's largest holdings in South Africa is First National Bank Holdings Ltd. (FNB). FNB is the third largest bank in South Africa in terms of total assets, and is a leader in installment credit and the leasing market. The bank has worked hard over the last few years to reduce its cost structure, selling off weak subsidiaries and streamlining its operations.


Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1998


In Conclusion
Many of the emerging markets have begun to recover from the effects of the Asian crisis experienced in late 1997, and we believe that the scope for an earnings upturn and for interest rate declines bode well for a continuation of this recovery. Nonetheless, we believe volatility will remain high in these markets, which warrants a longer-term investment horizon.

We thank you for your investment in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming annual report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



April 30, 1998




PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                        12 Month           3 Month        Since Inception
                                                      Total Return       Total Return       Total Return
ML Developing Capital Markets Fund Class A Shares        -11.01%             +3.51%           +100.03%
ML Developing Capital Markets Fund Class B Shares        -11.90              +3.31            +  4.43
ML Developing Capital Markets Fund Class C Shares        -11.94              +3.24            -  9.17
ML Developing Capital Markets Fund Class D Shares        -11.29              +3.44            -  6.67

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are: Class A Shares, 9/01/89; Class B Shares, 7/01/94; and Class C and Class D Shares, 10/21/94.



Average Annual
Total Return



                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/98                        -11.01%        -15.68%
Five Years Ended 3/31/98                  + 7.82         + 6.67
Inception (9/01/89) through 3/31/98       + 8.42         + 7.74

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/98                        -11.90%        -15.27%
Inception (7/01/94) to 3/31/98            + 1.16         + 0.93

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/98                        -11.94%        -12.78%
Inception (10/21/94) to 3/31/98           - 2.76         - 2.76

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/98                        -11.29%        -15.94%
Inception (10/21/94) to 3/31/98           - 1.99         - 3.51

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1998

CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                       (in US dollars)
                                                                                                                 Percent of
AFRICA          Industries          Shares Held            Investments                  Cost          Value      Net Assets
South Africa    Banking                126,006    Nedcor Ltd. (Ordinary)           $  2,171,019     $    3,704,218     0.6%

                Beverage               207,096    South African Breweries Ltd.        5,115,004          6,145,624     0.9
                                        26,697    South African Breweries Ltd.
                                                     (ADR)(a)                           680,055            779,819     0.1
                                                                                   ------------     --------------   ------
                                                                                      5,795,059          6,925,443     1.0

                Diversified Holdings   417,298    Billiton PLC (c)                    1,556,510          1,124,272     0.2
                                     1,065,700    Billiton PLC (ADR)(a)(c)            3,893,109          2,824,105     0.4
                                       954,321    Rembrandt Controlling
                                                     Investments Ltd.                 6,536,288          4,985,330     0.8
                                       855,910    Rembrandt Group Ltd.                8,956,146          7,072,372     1.1
                                       927,614    Sasol Limited                      11,573,275          7,517,460     1.1
                                                                                   ------------     --------------   ------
                                                                                     32,515,328         23,523,539     3.6

                Entertainment            2,888    Sun International
                                                     (South Africa) Ltd.                  3,660              1,348     0.0

                Financial Services     576,280    First National Bank
                                                     Holdings Ltd.                    3,170,741          7,932,507     1.2

                Mining                 885,959    Gencor Ltd.                         2,174,963          1,812,569     0.3
                                       213,140    Gencor Ltd. (ADR)(a)                  687,777            435,679     0.0
                                                                                   ------------     --------------   ------
                                                                                      2,862,740          2,248,248     0.3
                Newspaper/Publishing   304,110    Nasionale Pers Beperk (Class N)     3,096,442          2,506,816     0.4

                Retail               2,798,849    Pick'n Pay Stores Ltd.              3,189,853          5,114,591     0.8
                                        82,874    Pick'n Pay Stores Ltd. (N Shares)     118,447            139,097     0.0
                                                                                   ------------     --------------   ------
                                                                                      3,308,300          5,253,688     0.8

                                                  Total Investments in South Africa  52,923,289         52,095,807     7.9

Zimbabwe        Beverage & Tobacco   1,839,451    Delta Corporation Ltd.              2,196,238          1,724,485     0.2

                                                  Total Investments in Zimbabwe       2,196,238          1,724,485     0.2

                                                  Total Investments in Africa        55,119,527         53,820,292     8.1

EUROPE

Greece          Banking                 45,860    Alpha Credit Bank S.A.              3,312,989          3,552,535     0.5
                                        34,780    National Bank of Greece S.A         3,636,683          3,810,016     0.6
                                                                                   ------------     --------------   ------
                                                                                      6,949,672          7,362,551     1.1

                Beverage               503,818    Hellenic Bottling Co. S.A.         11,422,373         14,507,435     2.2

                Metal Fabricating      139,120    Elval S.A.                          1,737,997          1,817,922     0.3

                Telecommunications      99,412    Hellenic Telecommunication
                                                     Organization S.A. (GDR)(b)       1,218,089          1,329,636     0.2

                                                  Total Investments in Greece        21,328,131         25,017,544     3.8

Hungary         Banking                199,674    OTP Bank (GDR)(b)                   5,323,949         10,133,456     1.5

                Health/Personal Care    73,700    Gedeon Richter Ltd. (GDR)(b)        2,433,751          7,720,075     1.2
                                        83,410    Gedeon Richter Ltd. (GDR)(b)        3,512,756          8,737,198     1.3
                                                                                   ------------     --------------   ------
                                                                                      5,946,507         16,457,273     2.5

                Oil & Related          170,200    Mol Magyar Olay-es Gazipari
                                                     Reszvenytarsasag (GDR)(b)        5,106,000          5,212,375     0.8

                Telecommunications   1,742,794    Magyar TavKozlesi Reszvenytarsasag
                                                     (Matav)(Ordinary)                6,626,460         10,754,959     1.6

                                                  Total Investments in Hungary       23,002,916         42,558,063     6.4

Poland          Automotive             139,847    Debica S.A.                         2,987,528          3,649,240     0.6

                Banking                288,000    BIG Bank Gdanski S.A. (ADR)(a)      6,869,850          6,156,000     0.9
                                       907,649    Wielkopolski Bank Kredytowy S.A.    6,739,019          6,710,655     1.0
                                                                                   ------------     --------------   ------
                                                                                     13,608,869         12,866,655     1.9

                Electrical           1,508,631    Elektrim Spolka Akcyjna S.A.       13,872,669         18,808,679     2.9
                Components

                Multi-Industry         603,529    NIF Piast S.A. Fund                 1,873,952          1,461,139     0.2
                                       497,511    NIF Progress S.A. Fund              1,550,828          1,319,868     0.2
                                                                                   ------------     --------------   ------
                                                                                      3,424,780          2,781,007     0.4

                                                  Total Investments in Poland        33,893,846         38,105,581     5.8

Portugal        Building Products      180,863    Cimpor-Cimentos de Portugal S.A.    3,906,834          6,379,914     1.0

                Telecommunications      71,393    Portugal Telecom S.A.               2,551,129          3,717,190     0.5

                                                  Total Investments in Portugal       6,457,963         10,097,104     1.5

Russia          Energy Sources          83,836    AO Mosenergo (ADR)(a)               2,663,306          3,018,096     0.5
                                     2,025,000    Irkutskenergo                         255,917            342,225     0.1
                                                                                   ------------     --------------   ------
                                                                                      2,919,223          3,360,321     0.6

                Oil & Related          171,700    Lukoil Oil Company (ADR)(a)         9,902,025         11,847,300     1.8

                Telecommunications     544,800    Bashinformsvyaz                     1,455,190            817,200     0.1
                                         2,272    Moscow City Telephone Network       5,607,050          1,919,840     0.3
                                       169,200    Nizhny Novgorod Telephone             879,840            609,120     0.1
                                       141,561    Rostelecom--RDC                       457,242            461,772     0.1
                                                                                   ------------     --------------   ------
                                                                                      8,399,322          3,807,932     0.6

                Utilities--          2,066,208    Bashkirenergo                       1,187,599            812,020     0.1
                Electric            21,806,270    Unified Energy Systems              7,888,304          6,940,936     1.1
                                        92,496    Unified Energy Systems (GDR)(b)     3,619,807          2,944,148     0.4
                                                                                   ------------     --------------   ------
                                                                                     12,695,710         10,697,104     1.6

                                                  Total Investments in Russia        33,916,280         29,712,657     4.6


Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1998

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                           (in US dollars)

EUROPE                                                                                                           Percent of
(concluded)     Industries          Shares Held            Investments                  Cost          Value      Net Assets
Turkey          Banking             82,680,300    Akbank T.A.S. (Ordinary)         $  5,882,886     $    6,039,405     0.9%
                                   117,260,000    Yapi ve Kredi Bankasi A.S.          2,835,574          4,053,432     0.6
                                                                                   ------------     --------------   ------
                                                                                      8,718,460         10,092,837     1.5

                Building Products   12,584,800    Adana Cimento Sanayii T. A. S.
                                                     (Class A)                        1,139,019            828,629     0.1
                                    52,366,813    Akcansa Cimento A.S.                7,931,748          6,896,041     1.0
                                                                                   ------------     --------------   ------
                                                                                      9,070,767          7,724,670     1.1

                Investment           7,500,000    Haci Omer Sabanci Holding A.S.        505,069            439,815     0.1
                Management             263,149    Haci Omer Sabanci Holding A.S.
                                                     (ADR)(a)                         3,810,968          3,815,660     0.6
                                                                                   ------------     --------------   ------
                                                                                      4,316,037          4,255,475     0.7

                Multi-Industry       6,698,000    Alarko Holdings A.S.                1,365,443          1,185,243     0.2

                Retail               5,084,100    Migros Turk T.A.S.                  4,476,607          4,498,278     0.7

                Telecommunications   4,275,100    Northern Electric
                                                     Telekomunikasyon A.S. (NETAS)    1,436,438          1,354,661     0.2

                                                  Total Investments in Turkey        29,383,752         29,111,164     4.4

                                                  Total Investments in Europe       147,982,888        174,602,113    26.5

LATIN
AMERICA

Argentina       Banking                161,444    Banco de Galicia y Buenos
                                                     Aires S.A. (ADR)(a)              4,497,204          3,955,378     0.6

                Oil & Related          923,878    Perez Companc S.A. (Class B)        4,844,019          6,255,718     0.9
                                       495,484    Yacimientos Petroliferos Fiscales
                                                     S.A. (YPF)(ADR)(a)              17,117,290         16,846,456     2.6
                                                                                   ------------     --------------   ------
                                                                                     21,961,309         23,102,174     3.5

                                                  Total Investments in Argentina     26,458,513         27,057,552     4.1

Brazil          Banking            339,634,679    Banco Bradesco S.A. (Preferred)     2,450,768          3,510,166     0.5
                                    12,613,000    Banco Itau S.A. (Preferred)         7,025,018          8,098,769     1.2
                                       302,350    Uniao de Bancos Brasileiros
                                                     S.A. (Unibanco)(GDR)(b)          8,696,253         10,960,187     1.7
                                                                                   ------------     --------------   ------
                                                                                     18,172,039         22,569,122     3.4

                Beverage            15,137,529    Companhia Cervejaria Brahma
                                                     S.A. PN (Preferred)             10,238,353         11,730,287     1.8
                                        24,500    Companhia Cervejaria Brahma S.A.
                                                     PN (Preferred)(ADR)(a)             358,433            379,750     0.0
                                                                                   ------------     --------------   ------
                                                                                     10,596,786         12,110,037     1.8

                Mining                 312,400    Companhia Vale do Rio Doce S.A.
                                                     (Preferred)                      6,671,317          7,501,557     1.1

                Oil & Related       28,991,482    Petroleo Brasileiro
                                                     S.A.--Petrobras (Preferred)      6,944,275          6,910,627     1.1

                Steel                  696,703    Usinas Siderurgicas de Minas
                                                     Gerais--Usiminas S.A.
                                                     (Preferred)                      7,112,719          5,637,846     0.9

                Telecommunications     187,105    Telecomunicacoes Brasileiras
                                                     S.A.--Telebras (ADR)(a)         22,809,643         24,288,568     3.7
                                    85,902,904    Telecomunicacoes Brasileiras
                                                     S.A.--Telebras ON                6,170,203          8,878,170     1.4
                                       100,000    Telecomunicacoes de Sao Paulo
                                                     S.A.--TELESP (Preferred)            33,956             32,457     0.0
                                    28,800,000    Telecomunicacoes do Rio de
                                                     Janeiro S.A.--TELERJ
                                                     (Preferred)                      4,306,382          4,058,193     0.6
                                                                                   ------------     --------------   ------
                                                                                     33,320,184         37,257,388     5.7

                Utilities--        235,664,000    Companhia Energetica de
                Electric                             Minas Gerais S.A. (CEMIG)
                                                     (Preferred)                     11,551,853         11,442,214     1.7
                                       161,500    Companhia Paranaense de
                                                     Energia S.A.--Copel (ADR)(a)     2,981,503          2,351,844     0.4
                                                                                   ------------     --------------   ------
                                                                                     14,533,356         13,794,058     2.1

                                                  Total Investments in Brazil        97,350,676        105,780,635    16.1

Mexico          Broadcast--Media       234,039    Grupo Televisa, S.A. de C.V.
                                                     (GDR)(b)                         8,195,510          8,571,678     1.3
                Building &             461,141    Apasco, S.A. de C.V.                2,525,666          2,794,138     0.4
                Construction

                Building Products      183,300    Cementos Mexicanos, S.A. de
                                                     C.V. (Cemex)(Class B)              907,657            990,113     0.2
                                       352,150    Cementos Mexicanos, S.A. de
                                                     C.V. (Cemex)(Class B) (ADR)(a)   3,667,742          3,895,659     0.6
                                                                                   ------------     --------------   ------
                                                                                      4,575,399          4,885,772     0.8

                Financial Services--   340,900    Grupo Financiero Banamex
                Commercial                           Accival S.A. 'B' (Banacci)         871,744            868,663     0.1

                Health/Personal      2,020,764    Kimberly-Clark de Mexico,
                Care                                 S.A. de C.V. (Series A)          6,277,328         10,440,772     1.6

                Multi-Industry       1,995,894    Grupo Carso, S.A. de C.V. 'A'      11,922,837         12,187,234     1.8
                                       270,460    Grupo Carso, S.A. de C.V.
                                                     (ADR)(a)                         3,067,310          3,302,317     0.5
                                                                                   ------------     --------------   ------
                                                                                     14,990,147         15,489,551     2.3

                Retail               3,796,987    Cifra, S.A. de C.V. 'C'             5,409,345          6,687,976     1.0
                                       683,368    Cifra, S.A. de C.V. 'V'             1,404,237          1,250,220     0.2
                                                                                   ------------     --------------   ------
                                                                                      6,813,582          7,938,196     1.2

                Telecommunications     117,059    Telefonos de Mexico, S.A. de
                                                     C.V. (ADR)(a)                    5,891,890          6,599,201     1.0

                                                  Total Investments in Mexico        50,141,266         57,587,971     8.7

Venezuela       Telecommunications     351,704    Compania Anonima Nacional
                                                     Telefonos de Venezuela S.A.
                                                     (CANTV)(ADR)(a)                 15,036,771         14,705,623     2.2

                Textiles               354,212    Sudamtex de Venezuela
                                                     S.A.C.A. (ADR)(a)                5,055,422          1,593,954     0.3

                Utilities---         2,977,548    C.A. La Electricidad de Caracas
                Electric                             S.A.I.C.A.--S.A.C.A.             4,017,667          2,810,883     0.4

                                                  Total Investments in Venezuela     24,109,860         19,110,460     2.9

                                                  Total Investments in
                                                  Latin America                     198,060,315        209,536,618    31.8


Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1998

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                           (in US dollars)

MIDDLE                                                                                                           Percent of
EAST            Industries          Shares Held            Investments                  Cost          Value      Net Assets
Egypt           Banking                168,430    Commercial International Bank
                                                     (Egypt) S.A.E.                $  1,992,666     $    3,167,970     0.5%
                                       231,449    Commercial International Bank
                                                     (Egypt) S.A.E. (GDR)(b)          2,748,457          4,304,951     0.7
                                                                                   ------------     --------------   ------
                                                                                      4,741,123          7,472,921     1.2

                Beverage                21,324    Al-Ahram Beverages Co.
                                                     S.A.E. (GDR)(b)                    634,389            657,845     0.1

                                                  Total Investments in Egypt          5,375,512          8,130,766     1.3

Israel          Banking              4,579,130    Bank Hapoalim Ltd.                  8,585,656         12,554,981     1.9
                                     2,249,576    Bank Leumi Le-Israel                4,058,477          4,259,945     0.6

                                                  Total Investments in Israel        12,644,133         16,814,926     2.5

                                                  Total Investments in the
                                                  Middle East                        18,019,645         24,945,692     3.8

PACIFIC BASIN/
ASIA

China           Automobiles          6,355,774    Qingling Motors Company
                                                     (Class H)                        3,041,025          2,953,122     0.5

                Chemicals              170,652    Beijing Yanhua Petrochemical
                                                     Company Ltd. (Class H)(ADR)(a)   1,871,097          1,429,210     0.2

                Telecommunications   8,621,500    Eastern Communications Co.,
                                                     Ltd. (Class B)                   5,128,947          7,724,864     1.2
                Utilities--Electric  3,398,000    Beijing Datang Power
                                                     Generation Company Limited
                                                     (Class H)                        1,592,104          1,567,869     0.2

                                                  Total Investments in China         11,633,173         13,675,065     2.1

Hong Kong       Building Products   40,914,589    Anhui Conch Cement Co. Ltd.        12,152,671          9,082,743     1.4

                Electrical          11,570,000    Harbin Power Equipment Co. Ltd.     1,914,111          1,612,752     0.3
                Equipment

                Food                23,962,850    Tingyi (Cayman Islands)
                                                     Holdings Co.                     5,589,936          2,845,356     0.4

                Industrial          34,560,056    Sinocan Holdings Ltd.              13,208,012          6,200,113     0.9

                Real Estate          5,087,000    Henderson China Holding Ltd.        8,809,785          3,939,339     0.6

                Telecommunications   9,479,000    City Telecom (H.K.) Ltd.            1,810,777          1,345,754     0.2
                                     2,569,000    Smartone Telecommunications         5,775,641          7,277,949     1.1
                                                                                   ------------     --------------   ------
                                                                                      7,586,418          8,623,703     1.3

                Transportation      17,803,000    Sichuan Expressway Co.
                                                     (Class H)                        1,748,841          3,078,991     0.5

                                                  Total Investments in Hong Kong     51,009,774         35,382,997     5.4

India           Banking                978,964    State Bank of India                 7,442,695          6,992,600     1.1
                                        29,091    State Bank of India (GDR)(b)          727,275            519,856     0.1
                                                                                   ------------     --------------   ------
                                                                                      8,169,970          7,512,456     1.2

                Building Products        1,300    Associated Cement
                                                     Companies Ltd.                      50,183             47,877     0.0
                                       462,100    Gujarat Ambujaya Cements
                                                     Ltd. (GDR)(b)                    3,987,695          2,784,152     0.4
                                                                                      4,037,878          2,832,029     0.4
                Energy Sources           8,194    Bombay Suburban Electric
                                                     Supply Co. Ltd.                     45,879             43,502     0.0
                                        36,137    Bombay Suburban Electric
                                                     Supply Co. Ltd. (GDR)(b)           629,123            641,432     0.1
                                                                                   ------------     --------------   ------
                                                                                        675,002            684,934     0.1

                Financial Services         406    Housing Development Finance Corp.      34,604             32,692     0.0
                                     2,607,103    Industrial Credit & Investment
                                                     Corporation of India Ltd.        7,237,914          6,081,920     0.9
                                                                                   ------------     --------------   ------
                                                                                      7,272,518          6,114,612     0.9

                Leisure & Tourism      397,875    EIH Ltd.                            4,517,830          3,945,493     0.6
                                        38,350    Indian Hotels Company Ltd.
                                                     (The)(GDR)(b)                      642,362            642,362     0.1
                                                                                   ------------     --------------   ------
                                                                                      5,160,192          4,587,855     0.7

                Oil Services           458,300    Hindustan Petroleum
                                                     Corporation Ltd.                 5,287,927          5,113,504     0.8

                Telecommunications     281,100    Mahanagar Telephone Nigam Ltd.      2,104,541          1,871,152     0.3
                                       147,000    Mahanagar Telephone Nigam
                                                     Ltd. (ADR)(a)                    2,469,144          2,524,725     0.4
                                        40,517    Videsh Sanchar Nigam Ltd.
                                                     (GDR)(b)                           639,998            496,333     0.1
                                       124,000    Videsh Sanchar Nigam Ltd.
                                                     (GDR)(b)                         2,046,000          1,519,000     0.2
                                                                                   ------------     --------------   ------
                                                                                      7,259,683          6,411,210     1.0

                Textiles                 1,356    Reliance Industries Ltd.                4,300              6,076     0.0
                                       497,717    Reliance Industries Ltd.
                                                     (GDR)(b)                         5,659,185          4,143,494     0.6
                                                                                   ------------     --------------   ------
                                                                                      5,663,485          4,149,570     0.6

                                                  Total Investments in India         43,526,655         37,406,170     5.7

Indonesia       Building Products    1,602,000    P.T. Semen Gresik 'Foreign'         1,214,202          1,185,295     0.2

                Telecommunications     337,241    P.T. Indonesian Satellite
                                                     Corp. (Indosat)(ADR)(a)          8,743,678          5,206,158     0.8
                                       733,000    P.T. Telekomunikasi Indonesia
                                                     (ADR)(a)                         7,275,214          7,192,562     1.1
                                                                                   ------------     --------------   ------
                                                                                     16,018,892         12,398,720     1.9

                                                  Total Investments in Indonesia     17,233,094         13,584,015     2.1

Malaysia        Banking              1,674,000    Malayan Banking BHD                 6,641,444          6,456,198     1.0

                Diversified          2,705,000    Magnum Corporation BHD              5,006,276          2,324,959     0.4
                Holdings

                Food                   603,000    Nestle (Malaysia) BHD               4,659,146          3,355,537     0.5

                Multi-Industry       2,312,000    Hicom Holdings BHD                  5,435,411          1,324,782     0.2

                Natural Gas            820,000    Petronas Gas BHD                    3,414,442          2,191,185     0.3

                Oil & Related        1,389,500    Petronas Dagangan BHD               3,597,300          1,638,309     0.2

                Telecommunications   3,051,000    Telekom Malaysia BHD                9,189,927         10,590,248     1.6

                Tobacco                278,000    Rothmans of Pall Mall
                                                     (Malaysia) BHD                   2,927,851          2,335,813     0.4

                                                  Total Investments in Malaysia      40,871,797         30,217,031     4.6



Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1998

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                           (in US dollars)

PACIFIC BASIN/                                                                                                   Percent of
ASIA(concluded) Industries         Shares Held              Investments                Cost             Value    Net Assets
Pakistan        Electrical Components      100    Karachi Electric Supply
                                                     Corp. Ltd.                    $         66     $           47     0.0%

                Telecommunications      52,000    Pakistan Telecommunications
                                                     Corp.                               55,130             34,796     0.0

                                                  Total Investments in Pakistan          55,196             34,843     0.0

Philippines     Telecommunications     161,240    Philippine Long Distance
                                                     Telephone Co.                    5,608,779          4,503,791     0.7
                                       142,817    Philippine Long Distance
                                                     Telephone Co. (ADR)(a)           4,556,967          3,981,024     0.6

                                                  Total Investments in the
                                                  Philippines                        10,165,746          8,484,815     1.3

South Korea     Banking                 16,822    Kookmin Bank (GDR)(b)                 250,031            123,642     0.0
                                         6,152    Kookmin Bank (Rights)(d)                    0              5,189     0.0
                                                                                   ------------     --------------   ------
                                                                                        250,031            128,831     0.0

                Chemicals              401,190    L.G. Chemical Ltd.                  5,512,602          3,319,094     0.5

                Electrical             109,965    Samsung Display Devices Co.         5,928,552          5,164,541     0.8
                Components

                Electronics            135,850    Samsung Electronics Co., Ltd.       5,390,736          7,165,499     1.1

                Utilities--Electric    206,600    Korea Electric Power
                                                     Corporation                      2,672,535          2,686,994     0.4

                                                  Total Investments in
                                                  South Korea                        19,754,456         18,464,959     2.8

Taiwan          Banking              3,804,444    Bank Sinopac                        4,239,984          2,934,525     0.4
                                     2,653,000    E. Sun Commercial Bank              2,045,284          1,925,043     0.3
                                                                                   ------------     --------------   ------
                                                                                      6,285,268          4,859,568     0.7

                Chemicals            1,516,000    Formosa Plastic
                                                     Corporation (FPC)                3,201,169          2,842,500     0.4

                Electronic             466,000    Mosel Vitelic Inc.                    643,574            738,780     0.1
                Component

                Steel                2,829,000    China Steel Corporation             1,868,182          1,897,500     0.3

                Transportation--     4,470,750    Yang Ming Marine Transport          5,306,866          3,230,389     0.5
                Marine

                                                  Total Investments in Taiwan        17,305,059         13,568,737     2.0

Thailand        Banking                739,000    Bangkok Bank Public Co.,
                                                     Ltd. (Registered Shares)         4,768,337          1,941,760     0.3
                                     1,108,000    Thai Farmers Bank Company
                                                     Limited 'Foreign'                4,178,585          2,755,867     0.4
                                                                                   ------------     --------------   ------
                                                                                      8,946,922          4,697,627     0.7

                Building Products    1,272,954    Siam City Cement Public
                                                     Company Limited 'Foreign'        5,271,873          3,409,698     0.5

                Television             428,000    BEC World Public Company
                                                     Limited                          4,511,592          2,183,673     0.3

                                                  Total Investments in Thailand      18,730,387         10,290,998     1.5

                                                  Total Investments in the
                                                  Pacific Basin/Asia                230,285,337        181,109,630    27.5

SHORT-TERM                             Face
SECURITIES                            Amount

                Commercial     US$  14,676,000    General Motors Acceptance Corp.,
                Paper*                               6.13% due 4/01/1998             14,676,000         14,676,000     2.2

                                                  Total Investments in
                                                  Short-Term Securities              14,676,000         14,676,000     2.2

                Total Investments                                                  $664,143,712        658,690,345    99.9
                                                                                   ============
                Other Assets Less Liabilities                                                              649,824     0.1
                                                                                                    --------------  -------
                Net Assets                                                                          $  659,340,169   100.0%
                                                                                                    ==============  =======


                Net Asset Value:    Class A--Based on net assets of $302,597,695
                                             and 22,799,374 shares outstanding                      $        13.27
                                                                                                    ==============
                                    Class B--Based on net assets of $256,183,411
                                             and 19,544,327 shares outstanding                      $        13.11
                                                                                                    ==============
                                    Class C--Based on net assets of $51,134,870
                                             and 3,915,530 shares outstanding                       $        13.06
                                                                                                    ==============
                                    Class D--Based on net assets of $49,424,193
                                             and 3,732,083 shares outstanding                       $        13.24
                                                                                                    ==============


               *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
             (a)American Depositary Receipts (ADR).
             (b)Global Depositary Receipts (GDR).
             (c)Consistent with the general policy of the Securities and Exchange
                Commission, the nationality or domicile of an issuer for
                determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant  proportion (at least 50%) of its revenue or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50%
                of the assets of the issuer are situated.
             (d)The rights may be exercised until 4/08/1998.


PORTFOLIO INFORMATION

Ten Largest Equity Holdings                          Percent of
As of March 31, 1998                                 Net Assets

Telecomunicacoes Brasileiras S.A.--Telebras*             5.1%
Elektrim Spolka Akcyjna S.A.                             2.9
Yacimientos Petroliferos Fiscales S.A. (YPF)(ADR)        2.6
Grupo Carso, S.A. de C.V.*                               2.3
Compania Anonima Nacional Telefonos
 de Venezuela S.A. (CANTV)(ADR)                          2.2
Hellenic Bottling Co. S.A.                               2.2
Bank Hapoalim Ltd.                                       1.9
Companhia Cervejaria Brahma S.A.
 PN (Preferred)*                                         1.8
Lukoil Oil Company (ADR)                                 1.8
Companhia Energetica de Minas Gerais S.A.
 (CEMIG)(Preferred)                                      1.7

[FN]
*Includes combined holdings.


Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1998


EQUITY PORTFOLIO CHANGES

For the Quarter Ended March 31, 1998

Additions

 Al-Ahram Beverages Co. S.A.E. (GDR)
 Alpha Credit Bank S.A.
 BIG Bank Gdanski S.A. (ADR)
*Bank Handlowy W Warszawie (GDR)
 Bank Leumi Le-Israel
 China Steel Corporation
 Cifra, S.A. de C.V. 'V'
 Companhia Vale do Rio Doce S.A.
   (Preferred)
 Elval S.A.
 Formosa Plastic Corporation (FPC)
 Grupo Financiero Banamex Accival S.A.
   'B' (Banacci)
 Korea Electric Power Corporation
 Mahanagar Telephone Nigam Ltd. (ADR)
 Malayan Banking BHD
 Migros Turk T.A.S.
 Mosel Vitelic Inc.
 National Bank of Greece S.A.
 Samsung Electronics Co., Ltd.
 Sichuan Expressway Co. (Class H)
 Sun International (South Africa) Ltd.
 Telecomunicacoes do Rio de Janeiro S.A.--
   TELERJ (Preferred)


Deletions

 Bajaj Auto Ltd. (GDR)
*Bank Handlowy W Warszawie (GDR)
 Cheng Loong Company
 Chilgener S.A. (ADR)
 China Telecom (Hong Kong) Ltd.
 Chung Hwa Pulp Corporation
 Compania de Telecomunicaciones
   de Chile S.A. (ADR)
 EIH Ltd. (GDR)
 Fauji Fertilizer Co. Ltd.
 Fomento Economico Mexicano, S.A.
   de C.V. (Femsa)(ADR)
 Fubon Insurance Co.
 Huaxin Cement Co., Ltd. (Class B)
 Hung Poo Real Estate Development Corp.
 Jiangxi Copper Company Ltd. (Class H)
 Magyar TavKozlesi Reszvenytarsasag
   (Matav)(ADR)
 P.T. Astra International 'Foreign'
 P.T. Indah Kiat Pulp & Paper Corp. 'Foreign'
 P.T. Lippo Life Insurance 'Foreign'
 P.T. Telekomunikasi Indonesia
 Quinenco S.A. (ADR)
 RAO Gazprom (ADR)
 Siam Cement Public Company Limited
   'Foreign'
 South Africa Iron & Steel Industrial
   Corp., Ltd.
 State Bank of India (GDR)
 Suraj Diamonds Ltd.
 TelecomAsia Corporation Public
   Company Ltd. 'Foreign'
 Torah Portland Cement Company
 Tsingtao Brewery Co., Ltd. (Class H)

[FN]
*Added and deleted in the same quarter.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Grace Pineda, Senior Vice President and
Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863